Investor Day
The Lighthouse at Chelsea Piers
January 27, 2011

Welcome
John Barker
Chief Communications Officer

This presentation, and certain information that management may discuss in connection with this presentation, may contain statements that are not historical facts, including, importantly, information concerning possible or assumed future results of our operations. Those statements constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). For all our forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act.
Many important factors could affect our future results and could cause those results to differ materially from those expressed in or implied by our forward-looking statements. Such factors, all of which are difficult or impossible to predict accurately, and many of which are beyond our control, include but are not limited to those identified under the caption “Forward-Looking Statements” in our press release issued on January 26, 2011 and in the “Special Note
Regarding Forward-Looking Statements and Projections” and “Risk Factors” sections of our most recent Form 10-K and subsequent Form 10-Qs.
In addition, this presentation and certain information management may discuss in connection with this presentation reference non-GAAP financial measures, such as earnings before interest, taxes, depreciation and amortization, or
EBITDA, and adjusted EBITDA. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measure are in the Appendix to this presentation, and are included in our press release issued on January 26,
2011 and posted on the Investor Relations section of our website.

Forward-Looking Statements and Non-GAAP Financial Measures

Agenda
 Corporate Overview Roland Smith
 Financial Overview Steve Hare
 Wendy’s Overview David Karam
 Wendy’s Operations Steve Farrar
 Wendy’s Marketing Ken Calwell
 Wendy’s Breakfast Update  David Karam & Steve Farrar
 Wendy’s Franchisee Health & Development David Karam
 International Overview Darrell van Ligten

 Chairman’s Remarks Nelson Peltz

 Q&A and Closing Remarks Roland Smith

Corporate Overview
Roland Smith
President and Chief Executive Officer

QUALITY IS OUR RECIPE

Wendy's®

OLD FASHIONED
HAMBURGERS®

WENDY'S
ARBY'S
GROUP

Maximize
Value For
Stockholders

Wendy's
OLD FASHIONED HAMBURGERS
The Best 99¢ You Can Spend!

— Introducing exciting, new products
— Expanding dayparts - especially breakfast
— Modernizing our facilities
— Pursuing global expansion
— Using balance sheet and free cash flow to grow business
— Continuing dividends and share repurchases

Growth Initiatives

QUALITY IS OUR RECIPE
WENDY'S
OLD FASHIONED HAMBURGERS

QUALITY IS OUR RECIPE
#1 RATED ZAGAT

WENDY'S ARBY'S GROUP

More than 6,500 restaurants
Key driver of shareholder return
Highest-quality food in QSR
Growing Wendy’s

— Re-engineered our brand positioning
— Rebuilt our product development processes
— Improved restaurant-level operations
— Reduced overhead costs
— Significantly improved store-level profitability
— Positioned brand for long-term financial success

Drive more sales over
our fixed cost base

Formula for Growing EBITDA…

$1.4 million
in average unit
volumes

320 basis point improvement
in restaurant-level margins
over the past 2 years

Has Generated…

Brand Positioning

The **Real** Choice In Fast Food

WENDY'S ARBY'S GROUP

MY
99¢
WENDY'S
OLD FASHIONED HAMBURGERS
TRY OUR NEW
NATURAL-CUT

WENDY'S
ARBY'S
GROUP

$150,000 AUVs
$150,000 AUVs
Wendy’s New Breakfast

FRESH MADE BREAKFAST

- Currently in Pittsburgh, Kansas City, Phoenix, Shreveport and Louisville

WENDY'S ARBY'S GROUP

— Expect 1,000 company and franchise
 restaurants serving breakfast
 by end of 2011

WENDY'S/ARBY'S INTERNATIONAL

WENDY'S ARBY'S GROUP

8,000 store
opportunity
8,000 store
opportunity

— 50 stores in Argentina
— 50 stores in Argentina
— Desarollo y Gestion (D&G)
— Desarollo y Gestion (D&G)
 ‒ Companies in retail and food sectors
 ‒ Companies in retail and food sectors
 ‒ Significant experience in Argentina
 ‒ Significant experience in Argentina

Newest International Franchise
Development Agreement

Pursuing Major Opportunities in Japan, Brazil & China

WENDY'S ARBY'S GROUP

WENDY'S/ARBY'S INTERNATIONAL

WENDY'S ARBY'S GROUP

North America - Store Growth
~6,000 store base
1,000
new stores

Financial
Outlook

— Transition year
 ‒ Explore sale of Arby’s
 ‒ Reduce corporate G&A to support
 single brand
 ‒ Invest in Wendy’s growth

Financial Outlook - 2011

Average annual EBITDA
growth of 10-15%,
beginning in 2012

Financial Outlook - Longer Term